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                                                                  CONFORMED COPY

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549
                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)           June 3, 2005
                                                     ---------------------------


                               CAMBREX CORPORATION
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             (Exact name of Registrant as specified in its charter)

     DELAWARE               1-10638                      22-2476135
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(State or other     (Commission File Number)   (IRS Employer Identification No.)
jurisdiction of
 incorporation)


    ONE MEADOWLANDS PLAZA, EAST RUTHERFORD, NEW JERSEY                07073
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(Address of principal executive offices)           (Zip Code)

Registrant's telephone number, including area code:        (201) 804-3000
                                                     ---------------------------

Check the appropriate box if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(d) under the
    Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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                               CAMBREX CORPORATION
                                    Form 8-K
                                 Current Report
                                  June 3, 2005

Section 5 - Corporate Governance and Management
Item 5.02(d) - Election of Directors.

Cambrex Corporation (Cambrex) is reporting under Item 5.02(d) that effective June 2, 2005, the Board of Directors of Cambrex appointed David R. Bethune, 64, a member of the Cambrex Board of Directors and a member of the Governance and Compensation Committees of the Cambrex Board of Directors.

Section 8 - Other Events
Item 8.01.  Other Events

     Attached as Exhibit 99.1 is a copy of a press release of Cambrex Corporation dated June 3, 2005 announcing that David R. Bethune was elected to the Cambrex Board of Directors on June 2, 2005.

     Such information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any registration statement or other document under the Securities Act of 1933.

Item 9.01  Financial Statements and Exhibits

       (c)    Exhibits

          (99.1) Press release issued by Cambrex Corporation dated June 3, 2005.



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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

                                       CAMBREX CORPORATION


Date:         June 3, 2005         By:  /s/ Peter E. Thauer
      -------------------------       ---------------------------------
                                       Name:  Peter E. Thauer
                                       Title: Senior Vice President,
                                              General Counsel and
                                              Corporate Secretary






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Exhibit 99.1 Press release dated June 3, 2005.